UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 05, 2026

SAB BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39871	85-3899721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 W 41st St Suite 401
Miami Beach, Florida		33140
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 305 845-2813

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SABS	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock	SABSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2026, the Board of Directors (the “Board”) of SAB Biotherapeutics, Inc., a Delaware corporation (the “Company”), following the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed, David Zaccardelli, Pharm.D, and Rita Jain, M.D. each to serve as a Class II director of the Company, effective January 5, 2026, and to serve until the Company’s 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified. Dr. Zaccardelli will act as Chairperson of the Board. Samuel J. Reich, the Company’s Chief Executive Officer and former Chairperson, will continue to serve as a member of the Board.

Each of Dr. Jain and Dr. Zaccardelli were appointed to the Board at the recommendation of RA Capital Healthcare Fund, L.P. (“RA Capital”) pursuant to the letter agreement entered into between the Company and RA Capital dated July 21, 2025 in connection with the Company’s July 2025 private placement of securities.

Other than RA Capital’s right to nominate up to two individuals to the Company’s Board of Directors, there is no arrangement or understanding between either of Dr. Zaccardelli or Dr. Jain and any other person pursuant to which Dr. Zaccardelli or Dr. Jain were selected as a director of the Company and there is no family relationship between either of Dr. Zaccardelli or Dr. Jain and any of the Company’s directors or executive officers. The Company is not aware of any transaction involving Dr. Zaccardelli or Dr. Jain which would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Each of Dr. Zaccardelli or Dr. Jain will receive compensation similar to the other non-employee members of the Board as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission on March 31, 2025 (the “Annual Report”), as such compensation may be amended from time to time. The Company entered into customary indemnity agreements with each of Dr. Zaccardelli or Dr. Jain, consistent with the form filed as Exhibit 10.4 of the Annual Report.

David Zaccardelli, Pharm.D., served as the President, Chief Executive Officer and member of the board of directors of Verona Pharma plc from February 2020 until its acquisition by Merck in October 2025. From 2018 until its acquisition by Swedish Orphan Biovitrum AB (“Sobi”) in November 2019, Dr. Zaccardelli served as President and CEO and on the board of directors of Dova Pharmaceuticals, a U.S. company developing therapeutics for rare diseases. Previously, he was Acting CEO and on the board of directors of Cempra, Inc., a pharmaceuticals company, from 2016 until the company’s merger with Melinta Therapeutics in 2017, and he served on the board of directors of Melinta Therapeutics from 2017 to April 2020. From 2004 until 2016, Dr. Zaccardelli served in several senior management roles at United Therapeutics Corporation, a biotechnology company, including as Chief Operating Officer, Chief Manufacturing Officer and Executive Vice President, Pharmaceutical Development and Operations. Prior to United Therapeutics, he founded and led a start-up company focused on contract research positions and held a variety of clinical research positions at Burroughs Wellcome & Co, a non-profit medical research organization, and pharmaceutical companies Glaxo Wellcome and Bausch & Lomb Pharmaceutical. Dr. Zaccardelli received a Pharm.D. from the University of Michigan. The Company believes that Dr. Zaccardelli’s extensive leadership experience in the pharmaceutical industry qualifies him to serve on the Board.

Rita Jain, M.D. has served as a member of the board of directors of Avalo Therapeutics since June 2025, as a member of the board of directors of AnaptysBio, Inc. since April 2023 and as a member of the board of directors of Celldex Therapeutics, Inc. since February 2023, and previously a board member of Provention Bio, Inc. until its acquisition by Sanofi in April 27, 2023. Dr. Jain was also previously a member of the supervisory board of AM-Pharma B.V. from 2020 until 2023. She previously served on the board of directors of ChemoCentryx, Inc. from 2019 until its acquisition by Amgen in 2022. From 2021 to 2022, Dr. Jain served as Executive Vice President, Chief Medical Officer of ChemoCentryx, Inc. and in 2021 served as Chief Medical Officer of Immunovant, Inc. Additionally, since August 2021, Dr. Jain has served as Chief Executive Officer of Heartwood Biopharma Group, a private consulting group, until September 2023 and currently serves as an independent consultant. From 2017 to 2019, Dr. Jain was Senior Vice President and Chief Medical Officer at Akebia Therapeutics, Inc. From 2013 to 2016, Dr. Jain was a Vice President in Clinical Development at AbbVie Inc., including Vice President of Men’s and Women’s Health and Metabolic Development. Dr. Jain also held various leadership roles at Abbott Laboratories from 2003 through 2012, including as Divisional Vice President of Pain, Respiratory and Metabolic Disease Development. Dr. Jain received her B.S. degree in biology from the Long Island University, and her M.D. from the State University of New York at Stony Brook School of Medicine. The Company’s believes that Dr. Jain’s extensive life sciences experience provides her with the qualifications and skills to serve on the Board.

Item 7.01 Regulation FD Disclosure.

On January 7, 2026, the Company issued a press release, a copy of which is filed herewith as Exhibit 99.1, announcing the appointment of Dr. Zaccardelli and Dr. Jain. The information set forth in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1

Letter Agreement, dated July 21, 2025 by and between SAB Biotherapeutics, Inc. and RA Capital Healthcare Fund, L.P., incorporated by reference to Exhibit 10.4 of the Current Report on Form 8-K filed July 21, 2025

99.1	Press Release, Dated January 7, 2026
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

* Confidential treatment has been granted or requested with respect to portions of this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAB Biotherapeutics, Inc.

Date:	January 7, 2026	By:	/s/ Samuel J. Reich
Samuel J. Reich Chief Executive Officer